SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                                   FORM 8-K
                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                                 April 2, 2003
                                 -------------
               Date of Report (Date of earliest event reported)


                    INTERNATIONAL FLAVORS & FRAGRANCES INC.
                    ---------------------------------------
            (Exact name of registrant as specified in its charter)


                                   New York
                                   --------
                (State or other jurisdiction of incorporation)


            1-4858                                  13-1432060
            ------                                  ----------
     (Commission File Number)            (IRS Employer Identification No.)


    521 West 57th Street, New York, New York                      10019
 -------------------------------------------                      -----
   (Address of principal executive offices)                      (Zip Code)


                                (212) 765-5500
                                --------------
             (Registrant's telephone number, including area code)



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ITEM 5.  OTHER EVENTS.

         International Flavors & Fragrances Inc. (the "Company") and another flavor supplier have been made defendants in a lawsuit brought by a small number of workers at a popcorn factory in Marion, Ohio, alleging respiratory illness due to the use of butter flavors supplied by the Company and other flavor manufacturers. A similar action was brought 18 months ago by popcorn workers in Jasper, Missouri.

         The Company believes the case is without merit and intends to defend it vigorously. All of the Company's flavors are safe for handling and use by workers in food manufacturing plants when used according to specified safety procedures. In addition, all of the Company's flavors meet FDA standards.

         The Company provides instructions to all its customers for the safe handling and use of its flavors. These instructions were provided for the butter flavor sold to the Marion, Ohio and Jasper, Missouri popcorn plants. The Company's customers are responsible for assuring that they and their employees follow these instructions. The Company's instructions were not followed at the Jasper, Missouri plant. It is unknown what safety procedures were followed at the Marion, Ohio plant.

         An article in the August 1, 2002 New England Journal of Medicine concluded that the respiratory injuries sustained by the workers in the Jasper, Missouri popcorn plant could have been prevented if safety precautions consistent with those recommended by the Company had been followed. These findings confirmed preliminary findings by NIOSH (National Institute for Occupational Safety and Health).

         Butter flavors are very common and have been safely and widely used for over 50 years in a variety of food products, including confectionery products, spices, prepared foods and snack foods. Many ingredients in butter flavors are found in nature. For example, diacetyl occurs naturally in more than 100 different foods, including butter, cheese, fruit, vegetables, wine and beer.

         The Marion, Ohio case is in its earliest stages. The Jasper, Missouri case is currently in discovery. The Company does not expect these actions, either individually or in the aggregate, to have a material adverse effect on the Company's financial condition, results of operations or liquidity.

         Statements in this Current Report on Form 8-K, which are not historical facts or information, are "forward-looking statements" within the meaning of The Private Securities Litigation Reform Act of 1995. Such forward-looking statements are based on management's reasonable current assumptions and expectations. Such forward-looking statements involve risks, uncertainties and other factors, which may cause the actual results of the Company to be materially different from any future results expressed or implied by such forward-looking statements, and there can be no assurance that actual results will not differ materially from management's expectations. Such factors include, among others, the following: general economic and business conditions in the Company's markets, including economic and political uncertainties; interest rates; the price and availability of raw materials; the Company's ability to implement its business strategy, including the achievement of anticipated cost savings, profitability and growth targets; the impact of currency fluctuation or devaluation in the Company's principal foreign markets and the success of the Company's hedging and risk management strategies; the impact of possible pension funding obligations and increased pension expense on the Company's cash flow and results of operations; and the effect of legal and regulatory proceedings, as well as restrictions imposed on the Company, its operations or its Representatives by foreign governments.

         The Company intends its forward-looking statements to speak only as of the time of such statements and does not undertake to update or revise them as more information becomes available or to reflect changes in expectations, assumptions or results.

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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    INTERNATIONAL FLAVORS & FRAGRANCES INC.


                                    By:
                                       -------------------------------------
                                      Name:   Stephen A. Block
                                      Title:  Senior Vice President, General
                                              Counsel and Secretary


Dated:  April 2, 2003